EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Caspian Services, Inc. (the “Company”) on Form 10-Q for the periods ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Alexey Kotov, Chief Executive Officer and Indira Kaliyeva, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his or her knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: February 22, 2016	By:	/s/ Alexey Kotov
Alexey Kotov
Chief Executive Officer

Date: February 22, 2016	By:	/s/ Indira Kaliyeva
Indira Kaliyeva
Chief Financial Officer